Execution Version

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 10, 2022, is made by and between Planet Fitness, Inc., a Delaware corporation (the “Company”) and the Persons set forth on Schedule I hereto (the “Holders” and each, a “Holder”). Capitalized terms used herein but not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS:

WHEREAS, the Company, Pla-Fit Holdings, LLC, a Delaware limited liability company (“Company Buyer”), TSG7 A AIV III Holdings-A, L.P., a Delaware limited partnership (“Blocker Seller”), TSG7 A AIV III Holdings, L.P., a Delaware limited partnership (“Blocker”), Sunshine Fitness Growth Holdings, LLC, a Delaware limited liability company, and TSG7 A AIV III, L.P., in its capacity as the Sellers’ Representative and certain Sellers entered into an Equity Purchase Agreement, dated as of January 10, 2022 (the “Purchase Agreement”), pursuant to which Blocker Seller will sell to the Company and the Company will purchase from Blocker Seller, all of the issued and outstanding limited partnership interests of Blocker and Sellers will sell to Company Buyer and Company Buyer will purchase from Sellers, all of the Company Units (other than the Blocker-Held Units) (the “Transaction”);

WHEREAS, pursuant to the Purchase Agreement, the Blocker Seller will receive shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company as part of the consideration of the Transaction;

WHEREAS, pursuant to the Purchase Agreement, Sellers will receive membership interests of Company Buyer (“Units”), together with corresponding shares of Class B common Stock, par value $0.0001 of the Company (“Class B Common Stock”, together with the Class A Common Stock, the “Common Stock”) as part of the consideration of the Transaction that together are exchangeable for Class A Common Stock;

WHEREAS, the Company has required, as a condition to its willingness to enter into this Agreement, that the Company and Holders, simultaneously herewith, enter into a lock-up agreement, dated as of the date hereof, on terms substantially similar to those set forth on Exhibit A hereto (as may be amended, the “Lock-Up Agreement”); and

WHEREAS, in connection with the Transaction, the parties hereto desire to enter into this Agreement pursuant to which the Company shall grant the Holders certain registration rights with respect to the Registrable Securities (as defined below) on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Company and each Holder, severally and not jointly, agrees as follows:

1.	Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933.

“1934 Act” means the Securities Exchange Act of 1934.

“Agreement” has the meaning set forth in the preamble.

“Allowed Delay” has the meaning set forth in Section 2(c)(ii).

“Company” has the meaning set forth in the preamble.

“Constructive Primary Offering” has the meaning set forth in Section 2(e).

“Cut Back Shares” has the meaning set forth in Section 2(e).

“Effectiveness Deadline” means, with respect to the Registration Statement, the fifteenth (15th) calendar day following the Filing Deadline (or, in the event the SEC reviews and has written comments to the Registration Statement, the forty-fifth (45th) calendar day following the Filing Deadline) and; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Period” has the meaning set forth in Section 3(a).

“Filing Deadline” has the meaning set forth in Section 2(a)(i).

“Inspectors” has the meaning set forth in Section 3(k).

“Holder” has the meaning set forth in the preamble.

“Holder Information” has the meaning set forth in Section 5(b).

“Losses” has the meaning set forth in Section 5(a).

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” has the meaning set forth in the recitals.

“Qualification Date” has the meaning set forth in Section 2(a)(ii).

“Qualification Deadline” has the meaning set forth in Section 2(a)(ii).

“Questionnaire” has the meaning set forth in Section 4(a).

“Records” has the meaning set forth in Section 3(k).

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Class A Common Stock (including Class A Common Stock issued upon exchange of Units) and (ii) any other securities issued or issuable with respect to or in exchange for Class A Common Stock (including Units, together with Class B Common Stock); provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by the Holder holding such security pursuant to Rule 144 without any manner of sale or volume limitations and without the requirement for the Company to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Holders” means the Holders holding a majority of the Registrable Securities outstanding from time to time.

“Restriction Termination Date” has the meaning set forth in Section 2(e).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(e).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii).

“TSG Holder” means any Holder that is any investment fund or other entity under common direct or indirect control or management with TSG7 A AIV III Holdings-A, L.P.

2.	Registration.

a.	Registration Statements.

i.

No later than the Business Day after the Company has filed its Form 10-K for the fiscal year ended December 31, 2021 (the “Filing Deadline”), the Company shall file with the SEC one Registration Statement covering only the resale of the Registrable Securities that will be eligible for sale free from any contractual restriction under the Lock-Up Agreement within one (1) year after the Closing pursuant to a customary, broad plan of distribution reasonably acceptable to the Holders. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to the Holders prior to its filing or other submission. Further, the Company shall provide a draft of the Registration Statement to the Holder for review at least five (5) Business Days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with the Holder’s review. The Company will use commercially reasonable efforts to file its Form 10-K for the fiscal year ended December 31, 2021 as promptly as practicable after publicly furnished its earnings release under Item 2.02 of Form 8-K for the fiscal year ended December 31, 2021.

ii.

The Registration Statement referred to in Section 2(a)(i) shall be an automatic shelf registration statement on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty (30) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

b.

Expenses. The Company will pay all expenses associated with each Registration Statement, including (i) filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold and (ii) the reasonable and documented expenses of one counsel for the Holders in connection with the Registration Statement, such amount in this clause (ii) not to exceed $50,000.

c.	Effectiveness.

i.

The Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after such Registration Statement has been filed with the SEC, but no later than the Effectiveness Deadline. By 5:30 p.m. (Eastern time) on the Business Day following the date on which the Registration Statement becomes or is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Holders by e-mail as promptly as practicable, and in any event within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

ii.

For not more than thirty (30) consecutive days, and for not more than sixty (60) total days, in each case, in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Holder) disclose to such Holder any material nonpublic information giving rise to such Allowed Delay, (b) advise the Holders in writing to cease all sales under such Registration Statement until the end of such Allowed Delay, (c) use commercially reasonable efforts to terminate such Allowed Delay as promptly as practicable and (d) notify each Holder in writing when such Allowed Delay is terminated; provided, further, that for the thirty (30) day period following the delivery of the notice described in Section 2(c)(i) above, the Company shall not voluntarily cause the Company to come into possession of material nonpublic information concerning the Company that would otherwise result in a delay pursuant to this Section 2(c)(ii).

d.

Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is a primary offering or not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act, or requires any Holder to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 (a “Constructive Primary Offering”) and that none of the Holders is an “underwriter.” The Holders shall have the right to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. In the event that, despite the Company’s commercially reasonable efforts, the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to ensure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. Any cut-back imposed on the Holders pursuant to this Section 2(d) shall be allocated among the Holders on a pro rata basis and shall be applied first to any of the Registrable Securities of such Holder as such Holder shall designate, unless the SEC Restrictions otherwise require or provide or the Holders otherwise agree. The parties agree that the Company’s delay or failure to have a Registration Statement declared effective due to the SEC taking the position that the offering is a Constructive Primary Offering shall not be a breach of any provision of this Agreement. From and after such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, (i) that the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 90th day immediately after the Restriction Termination Date (or the 120th day if the SEC reviews such Registration Statement).

e.	Shelf Takedowns.

i.

At any time during which the Company has an effective Shelf Registration Statement with respect to a Holder’s Registrable Securities, by notice to the Company specifying the intended method or methods of disposition of such Registrable Securities, as soon as reasonably practicable following the written request of a TSG Holder (a “Shelf Takedown Request”) that the Company effect an underwritten public offering of all or a portion of such Registrable Securities (a “Shelf Takedown”), the Company shall amend or supplement the Shelf Registration Statement for such purpose in a manner consistent with the Holder’s intended distribution transaction; provided, however that with respect to any request under this Section 2(e)(i), the market value of all remaining Registrable Securities at the time of the request will exceed $75,000,000 based on the then-current market price of the Class A Common Stock. Each TSG Holder shall be entitled to no more than one Shelf Takedown Request in any three month period. Notwithstanding the foregoing, (i) if an amount of Registrable Securities that such Holder requests for inclusion on such Shelf Takedown is permitted to be included on such Shelf Takedown, such Shelf Takedown shall constitute such Holder’s Shelf Takedown Request for such three month period; and (ii) the Company shall not be obligated to proceed with more than five Shelf Takedowns in any twelve month period. If a TSG Holder delivers a Shelf Takedown Request, has an opportunity to complete the offering and declines to do so, such request shall count as a Shelf Takedown for purposes of the entitlement of the TSG Holders to demand the same hereunder unless such TSG Holder reimburses the Company or causes the Company to be reimbursed for its reasonable expenses incurred in connection with such Shelf Takedown Request.

ii.

Promptly upon the TSG Holders’ determination to proceed with a Shelf Takedown or receipt of a Shelf Takedown Request (but in no event later than (A) 5:00 p.m. (New York City time) three Business Days after receipt of the Shelf Takedown Request for any underwritten offering to be effected as an overnight or bought deal or block trade (a “Block Trade”) and (B) four Business Days after receipt of the Shelf Takedown Request for any other proposed Shelf Takedown), the Company shall give written notice of receipt of such Shelf Takedown Request (a “Shelf Takedown Notice”) to each Holder as designated by the TSG Holders. The Company shall include in the Shelf Takedown all such Registrable Securities with respect to which such other Holders deliver to the Company written requests for inclusion in such Shelf Takedown (A) in the case of any Block Trade, by 10:00 p.m. (New York City time) on the date that the Shelf Takedown Notice has been delivered, and (B) in the case of any other proposed Shelf Takedown, within one Business Day after the date that the Shelf Takedown Notice has been delivered. All determinations as to whether to complete any Shelf Takedown or Block Trade and as to the timing, manner, price and other terms of any Shelf Takedown or Block Trade contemplated by this Section 2(e) shall be determined by the TSG Holders, and the Company shall use its best efforts to cause any Shelf Offering or Block to occur as promptly as practicable, consistent with the intended plan of distribution

iii.

If any of the Registrable Securities covered by a Registration are to be sold in an underwritten offering, the Company will have the right to select the managing underwriter(s) to administer the offering, subject to the prior written consent of the TSG Holders, not to be unreasonably withheld. Notwithstanding the foregoing, in an auction-style block trade process, the TSG Holders would have the right to choose the underwriter, consistent with its right above to determine the terms of any Block Trade.

3.

Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

a.

use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Shares cease to be Registrable Securities (the “Effectiveness Period”);

b.

prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

c.

provide copies to and permit each Holder to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and a reasonable opportunity to furnish comments thereon;

d.

furnish to each Holder whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Holder, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by such Registration Statement;

e.

use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

f.

use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

g.

promptly notify the Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of an Holder, disclose to such Holder any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

h.

otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering satisfying the provisions of Section 11(a) of the 1933 Act;

i.

if requested by a Holder, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Holder holding any Registrable Securities;

j.

within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC and instruct the transfer agent for such Registrable Securities to remove the restrictive legends from such Registrable Securities;

k.

make available upon reasonable prior notice during normal business hours and for reasonable periods for inspection by the Holders and by any attorney, accountant, underwriter or other agent retained by the Holders and who is reasonably acceptable to the Company (collectively, the “Inspectors”), all pertinent financial and other records and pertinent corporate documents and properties of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by the Inspectors (including formal comfort) for the sole purpose of conducting initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement; provided, however, that each Holder shall agree to, and to direct its Inspectors to, hold in strict confidence and shall not make any disclosure or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Section 3(j). Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and such representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto;

l.

with a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

m.

enter into and perform such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the TSG Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making available the executive officers of the Company and participating in “road shows,” investor presentations, marketing events and other selling efforts and effecting a stock or unit split or combination, recapitalization or reorganization);

n.

otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

o.

in the case of any underwritten offering, use its best efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

p.

use its best efforts to provide (A) a legal opinion of the Company’s outside counsel dated the effective date of such registration statement addressed to the Company addressing the validity of the Registrable Securities being offered thereby, (B) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a Shelf Takedown, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the closing date of the applicable sale, (1) one or more legal opinions of the Company’s outside counsel, dated such date, in form and substance as customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (2) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering or, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities, in each case, addressed to the underwriters, if any, or, if requested, in the case of a non-underwritten offering, to the broker, placement agent or other agent of the Holders assisting in the sale of the Registrable Securities and (iii) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities.

4.	Obligations of the Holders.

a.

Notwithstanding any other provision of the Agreement, no Holder may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company a completed questionnaire substantially in the form of Exhibit B (the “Questionnaire”) for use in connection with the Registration Statement at least five (5) Business Days prior to the anticipated filing date of the Registration Statement if such Holder elects to have any of the Registrable Securities included in such Registration Statement. In addition to the Questionnaire, each Holder shall furnish such other information as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.

b.

Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

c.

Each Holder agrees that, upon receipt of any notice from the Company of the commencement of an Allowed Delay pursuant to Section 2(c)(ii), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made, provided that, no Holder shall be required to discontinue disposition of Registrable Securities under a Registration Statement by virtue of the delivery by the Company of a notice of the occurrence of any event of the kind described in Section 2(c)(ii) for a period of more than thirty (30) consecutive days or, and for a total of more than sixty (60) total days, in each case, in any twelve (12) month period.

d.

Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

5.	Indemnification.

a.

Indemnification by the Company. The Company will indemnify and hold harmless each Holder and its Affiliates, and their respective directors, officers, trustees, members, partners, managers, employees, investment advisers and agents, and each other Person, if any, who controls such Holder within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements in any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, in light of the circumstances under which they were made not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, except to the extent that any such Losses arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with Holder Information, (ii) the use by an Holder of an outdated or defective Prospectus during an Allowed Delay; or (iii) an Holder’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities. In no event shall the Company be liable for fees and expenses of more than one counsel separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

b.

Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder, relating to such Holder, to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto (“Holder Information”). In no event shall the liability of an Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

c.

Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

d.

Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of an Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

6.

Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence. Neither the Company nor any of its Subsidiaries shall hereafter enter into, and neither the Company nor any of its Subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. The Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement.

7.	Miscellaneous.

a.	Effective Date. This Agreement shall be effective as of the Closing Date.

b.

Amendments and Waivers. This Agreement may be amended only by a writing signed by (a) the Company and (b) the Required Holders; provided that if any amendment, disproportionately and adversely impacts an Holder (or group of Holders in any material respect, the consent of such disproportionately impacted Holder (or group of Holders) shall also be required. No term of this Agreement may be waived except by an instrument in writing signed by the party against whom enforcement of such waiver is sought.

c.	Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 11.02 of the Purchase Agreement.

d.

Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. A Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

e.

Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise freely tradable by the Holders after giving effect to such transaction.

f.

Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

g.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

h.	Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i.

Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

j.

Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

k.

Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

l.

Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

m.	Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

PLANET FITNESS, INC.

By:	/s/ Christopher Rondeau
Name: Christopher Rondeau
Title: Chief Executive Officer

TSG7 A AIV III HOLDINGS-A, L.P.

By: TSG7 A Management L.L.C., its general partner

By:	/s/ James L. O’Hara
Name: James L. O’Hara
Title: Authorized Signatory

TSG7 A AIV III HOLDINGS, L.P.

By: TSG7 A Management L.L.C., its general partner

By:	/s/ James L. O’Hara
Name: James L. O’Hara
Title: Authorized Signatory

TSG7 A AIV III, L.P.

By: TSG7 A Management L.L.C., its general partner

By:	/s/ James L. O’Hara
Name: James L. O’Hara

SUNSHINE FITNESS GROUP HOLDINGS, LLC

By: TSG7 A Management L.L.C., its sole manager

By:	/s/ James L. O’Hara
Name: James L. O’Hara

/s/ Eric Dore
Name: Eric Dore

/s/ Shane McGuiness
Name: Shane McGuiness

/s/ Joseph Landau
Name: Joseph Landau

/s/ Michael Hicks
Name: Michael Hicks

The Shannon Dowler Irrevocable GST Trust of 2018

By:	/s/ Heather Robinson
Name: Heather Robinson
Title: Trustee

The Glenn Dowler Irrevocable GST Trust of 2018

By:	/s/ Heather Robinson
Name: Heather Robinson
Title: Trustee

The David W. Blevins Irrevocable GST Trust of 2020

By:	/s/ Glenn Dowler

Name: Glenn Dowler
Title: Trustee

The Heather L. Blevins Irrevocable GST Trust of 2020

By:	/s/ Glenn Dowler

Name: Glenn Dowler
Title: Trustee

Exhibit A

Form of Lock-Up Agreement

EXHIBIT B

Form Of

Selling Securityholder Questionnaire

Reference is made to that certain registration rights agreement (the “Registration Rights Agreement”), dated as of February 10, 2022, by and among Planet Fitness, Inc. (the “Company”), and the Holders (as defined the Registration Rights Agreement). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

The undersigned Holder (the “Selling Securityholder”) of the Registrable Securities is providing this Selling Securityholder Questionnaire pursuant to Section 4(a) of the Registration Rights Agreement. The Selling Securityholder, by signing and returning this Selling Securityholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement. The Selling Securityholder hereby acknowledges its indemnity obligations pursuant to Section 5(b) of the Registration Rights Agreement.

The Selling Securityholder provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a) Full Legal Name of Selling Securityholder:

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Securityholder:

Telephone (including area code):

Fax (including area code):

Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

(a) Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b) CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item (4), the Selling Securityholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such Other Securities beneficially owned:

(5)	Relationship with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Is the Selling Securityholder a registered broker-dealer?

Yes ☐
No ☐

If “Yes”, please answer subsection (a) and subsection (b):

(a) Did the Selling Securityholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?

Yes ☐
No ☐

(b) If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)	Is the Selling Securityholder an affiliate of a registered broker-dealer?

Yes ☐
No ☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a) Did the Selling Securityholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?

Yes ☐
No ☐

(b) Did the Selling Securityholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?

Yes ☐
No ☐

(8)	Is the Selling Securityholder a non-public entity?

Yes ☐
No ☐

If “Yes”, please answer subsection (a):

(a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

The Selling Securityholder (including its transferees, donees, pledgees and other successors in interest) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement ☐.

The Selling Securityholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. The Selling Securityholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In the event the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Registration Statement, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Securityholder Questionnaire and the Registration Rights Agreement.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law or by the staff of the SEC for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices to the Selling Securityholder pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

By signing below, the undersigned agrees that if the Company notifies the undersigned that the Registration Statement is not available pursuant to the terms of the Registration Rights Agreement, the undersigned will suspend use of the Prospectus until notice from the Company that the Prospectus is again available.

Once this Selling Securityholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Securityholder Questionnaire shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED

SELLING SECURITYHOLDER QUESTIONNAIRE TO THE COMPANY AT:

[___________________]

Schedule I

Holders

Sunshine Fitness Group Holdings, LLC

TSG7 A AIV III Holdings-A, L.P.

TSG7 A AIV III, L.P.

Michael Hicks

Eric Dore

Shane McGuiness

The Glenn Dowler Irrevocable GST Trust of 2018

The Shannon Dowler Irrevocable GST Trust of 2018

The Heather L. Blevins Irrevocable GST Trust of 2020

The David W. Blevins Irrevocable GST Trust of 2020

Joe Landau